UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 2, 1997


                           First Midwest Bancorp, Inc.

             (Exact name of registrant as specified in its charter)


          Delaware             0-10967             36-3161078

(State or other jurisdiction
                             (Commission
                                                   (IRS Employer
     of incorporation)
                            File Number)
                                             Identification No.)


                 300 Park Boulevard, Suite 405, Itasca, Illinois60143


                    (Address of principal executive offices)
                                                      (Zip Code)


                                 (630) 875-7450

               Registrant's telephone number, including area code


                                      N.A.

             (Former name and address, if changed since last report)



                           Exhibit Index is on Page 5


                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 OCTOBER 2, 1997

Item 5. Other Events

On October 1, 1997, First Midwest Bancorp, Inc. ("First Midwest") consummated the acquisition of SparBank, Incorporated ("SparBank"), the Holding Company of McHenry State Bank of McHenry, Illinois. The transaction was structured as an exchange of common stock and was accounted for on a pooling-of-interests basis. The exchange resulted in SparBank shareholders receiving 21.7234 shares of First Midwest common stock for each share of SparBank common stock owned for a total of 3,230,769 shares of First Midwest common stock.

Item 7. Financial Statements and Exhibits

(a) and (b)   Not Applicable


(c)             Exhibit Index is located on Page 5 of this Report on Form 8-K.



                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 OCTOBER 2, 1997



The following Items are not applicable for this Form 8-K:

   Item 1.Changes in Control of Registrant

   Item 2.Acquisition or Disposition of Assets

   Item 3.Bankruptcy or Receivership

   Item 4.Changes in Registrant's Certifying Accountant

   Item 6.Resignations of Registrant's Directors





                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 OCTOBER 2, 1997

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   First Midwest Bancorp, Inc.
                                           (Registrant)





Date:      October 2, 1997
                                             DONALD J. SWISTOWICZ
                                       Donald J. Swistowicz
                                     Executive Vice President




                           FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 OCTOBER 2, 1997

                                  EXHIBIT INDEX





                                               Page
       Exhibit                                Number


Exhibit 99 Press release issued by First Midwest Bancorp, Inc. 6 dated October 2, 1997.